UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

LA QUINTA HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No:
	(3)	Filing party:
	(4)	Date Filed:

FORWARD LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, separation and spin-off, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the spin-off and merger; future financial and operating results of CorePoint Lodging Inc. (“CorePoint”) and La Quinta Holdings Inc. (“La Quinta”); the ability of La Quinta, CorePoint and Wyndham Worldwide Corporation (“Wyndham”) to complete the contemplated financing transactions and reorganizations in connection with the merger and the spin-off; La Quinta’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger and the spin-off by our stockholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of CorePoint following the consummation of the transactions; the stock price of La Quinta prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger and the spin-off. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this communication. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this communication, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this announcement, such statements or disclosures will be deemed to modify or supersede such statements in this communication.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of La Quinta by Wyndham. In connection with this proposed acquisition, La Quinta may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document La Quinta has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF LA QUINTA ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement has been mailed to stockholders of La Quinta. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by La Quinta through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by La Quinta will be available free of charge on La Quinta’s internet website at www.lq.com or upon written request to: Secretary, La Quinta Holdings Inc., 909 Hidden Ridge, Suite 600, Irving, TX 75038, or by telephone at (214) 492-6600.

Participants in Solicitation

La Quinta, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the proxy statement filed with the SEC on March 20, 2018. Information about the directors and executive officers of La Quinta is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 1, 2018, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 7, 2017, and its Current Reports on Form 8-K which were filed with the SEC on March 9, 2018 and March 27, 2018.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC.

La Quinta Holdings Inc.

909 Hidden Ridge, Suite 600

Irving, Texas 75038

Tel. 214-492-6600

www.lq.com

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2018

LA QUINTA HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36412	90-1032961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas 75038

(Address of Principal Executive Offices) (Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by La Quinta Holdings Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01.	Other Events

This Current Report on Form 8-K is being filed by the Company in connection with a confidential Memorandum of Understanding (the “Memorandum of Understanding”) regarding the settlement of certain litigation relating to the previously announced definitive Agreement and Plan of Merger (the “merger agreement”), dated as of January 17, 2018, by and among the Company, Wyndham Worldwide Corporation, a Delaware corporation (“Wyndham Worldwide”) and WHG BB Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Wyndham Worldwide (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth in the merger agreement, Wyndham Worldwide has agreed to acquire the Company’s franchising and management business (the “merger”).

Transaction Litigation Settlement

As previously disclosed in the Company’s definitive merger proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2018 (as amended or supplemented from time to time, the “proxy statement”), three putative class action lawsuits were filed on March 8, 2018, March 9, 2018 and March 19, 2018, by purported stockholders of the Company in the United States District Court for the Northern District of Texas challenging the merger. The lawsuits are styled Cunha v. La Quinta Holdings Inc., et al., Rosenblatt v. La Quinta Holdings, Inc., et al. and Bushansky v. La Quinta Holdings, Inc., et al (the “Actions”). All of these complaints allege violations of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder in connection with the merger. The Rosenblatt complaint names the Company and its directors as defendants; the Cunha complaint names the Company and its directors as well as Merger Sub and Wyndham Worldwide; and the Bushansky complaint names the Company and its directors as defendants. The complaints allege that the proxy statement filed by the Company is materially incomplete and misleading. The complaints seek, among other relief, either an order enjoining the merger or rescission if the merger is consummated. The Bushansky complaint also seeks to enjoin the stockholder vote on the merger.

On April 16, 2018, the parties to the Actions (the “Settling Parties”) entered into the confidential Memorandum of Understanding providing for the settlement of the Actions. The Company believes that the lawsuits are without merit and that no further disclosure is required to supplement the proxy statement under applicable laws; however, to eliminate the burden, expense and uncertainties inherent in such litigation, and without admitting any liability or wrongdoing, the Company has agreed, pursuant to the terms of the confidential Memorandum of Understanding, to make certain supplemental disclosures to the proxy statement as set forth below. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. The defendants have vigorously denied, and continue vigorously to deny, that they have committed any violation of law or engaged in any of the wrongful acts that were alleged in the Actions. The confidential Memorandum of Understanding outlines the terms of the Settling Parties’ agreement in principle to settle and release all claims which were or could have been asserted in the Actions.

Supplements to the Proxy Statement

The supplemental disclosures to the proxy statement set forth in this Current Report on Form 8-K below should be read alongside the proxy statement, which should be read in its entirety, and to the extent that information in this Current Report on Form 8-K differs from or updates information contained in the proxy statement, this Current Report on Form 8-K shall supersede the information in the proxy statement. Defined terms used but not otherwise defined herein have the meanings set forth in the proxy statement.

1.	The section of the proxy statement titled “Background of the Merger” is hereby supplemented as follows:

A.	The following sentence is added following the first sentence in the first full paragraph on page 44 of the proxy statement:

The third quarter financial results discussed were consistent with the results of the Company’s operations for the quarter ended September 30, 2017 subsequently announced in a press release on November 1, 2017.

B.	The following disclosure supplements the first full paragraph on page 44 of the proxy statement by adding the following new sentence at the end thereof:

In this regard, since the public announcement of the CorePoint spin-off transaction in January 2017, members of the LQ management team had received a number of financing proposals from various lending institutions and held discussions with several of such potential lenders to discuss financing alternatives and indicative terms in anticipation of seeking to address the CorePoint capital structure once the possibility of a sale of New La Quinta became more clear.

C.	The following sentence is added following the sixth sentence in the last paragraph on page 44, which continues on page 45, of the proxy statement:

In connection with these discussions, representatives of Simpson Thacher also noted that the Company was beginning to work with JPMorgan Chase Bank to further refine the potential financing alternatives for CorePoint, which would be necessary regardless of whether a sale of New La Quinta was consummated.

D.	The following disclosure is added following the second sentence in the last paragraph on page 45 of the proxy statement:

Based on previous discussions, the La Quinta Board and senior management team believed that JPMorgan Chase Bank was well positioned to provide the requisite financing for CorePoint. In addition to the knowledge gained from prior discussions with other potential financing sources and the reasons that led the Company to engage J.P. Morgan as its financial advisor in connection with the potential CorePoint spin-off, as discussed previously in this section to the proxy statement, the Company believed that J.P. Morgan’s knowledge of the process relating to the potential sale of New La Quinta, the overall transaction structure being contemplated and its depth of knowledge regarding CorePoint’s assets and various strategic initiatives were advantageous to the Company relative to other potential lenders in terms of designing an appropriate financing structure for CorePoint on attractive terms.

E.	The following disclosure replaces the last sentence in the second full paragraph on page 47 of the proxy statement:

Wyndham Worldwide’s proposal provided for an enterprise value of $1.85 billion, which was modestly higher than the proposal submitted by Bidder 2, which provided for an enterprise value of $1.80 billion.

F.	The following sentence is added following the fourth sentence of the last paragraph on page 47 of the proxy statement:

In the course of this discussion, representatives of Simpson Thacher also discussed with the La Quinta Board that the Company continued to work with JPMorgan Chase Bank on the potential financing commitments for CorePoint in connection with the spin-off transaction, which could be alleged to be a possible conflict of interest based on J.P. Morgan’s role as the Company’s financial advisor, even though JPMorgan Chase Bank would be providing financing for the benefit of CorePoint and would not be providing any committed acquisition financing on behalf of a potential bidder for New La Quinta.

G.	The following disclosure supplements the third full paragraph on page 51 of the proxy statement by adding the following new sentence at the end thereof:

It was further noted that any such participation in the CorePoint financing by affiliates of Blackstone would not result in any incremental fees payable by the Company (or CorePoint) beyond what the Company (or CorePoint) agrees to pay pursuant to the commitment letters with J.P. Morgan Chase Bank, and that any fees or related compensation which affiliates of Blackstone may receive with respect to such participation would be from J.P. Morgan Chase Bank and not from the Company or CorePoint.

2.	The section of the proxy statement titled “Opinion of J.P. Morgan Securities LLC” is hereby supplemented as follows:

A.	Under the caption “—Discounted Cash Flow Analysis,” the following sentence is added following the second sentence of the fifth full paragraph on page 60:

The “unlevered free cash flows” refers to a calculation of the future cash flows generated by an asset without including in such calculation any debt servicing costs, which for these purposes was calculated using the Company’s Adjusted EBITDA projections less stock-based compensation, amortization of software service agreements, the Company’s projections for taxes, non-software capital expenditure and changes in net working capital.

B.	Under the caption “—Miscellaneous,” the following sentence replaces the eleventh sentence in the last paragraph on page 61, which continues on page 62:

In addition, J.P. Morgan and its affiliates hold, on a proprietary basis (excluding all shares held as fiduciary or in nominee name on behalf of a client), less than 1% of the outstanding common stock of each of the Company and Wyndham Worldwide.

3.	The section of the proxy statement titled “Financial Projections” is hereby supplemented as follows:

A.	Under the caption “Financial Projections,” the table and related footnotes, which start on page 63 and continue on page 64, are replaced in its entirety as follows:

	Historical*			Projected
	2016	2017E(1)	2018E	2019E	2020E	2021E
			(In millions)
Total Fee Revenue	$146	$151	$154	$164	$171	$182
EBITDA	$94	$96	$97	$106	$111	$120
Stock-based compensation	$9	$10	$10	$11	$11	$11
Amortization of software service agreements	$9	$9	$9	$10	$10	$10
Adjusted EBITDA**	$112	$115	$117	$126	$132	$141
Non-software capital expenditures	$10	$9	$9	$8	$8	$8
Unlevered Free Cash Flows***	$48	$50	$66	$73	$77	$84

* We have included historical information for comparison purposes.

** Adjusted EBITDA includes stock-based compensation and amortization of software service agreements.

*** Assumed tax rate: 40% through 2017, 24.65% thereafter. In addition, the unlevered free cash flow projections assume $0 for changes in net working capital (a component of the calculation of unlevered free cash flows), and the unlevered free cash flow during the terminal period was assumed to be $87 million per year.

(1) La Quinta also provided prospective purchasers, including Wyndham Worldwide, financial projections for 2017. The 2017 financial projections provided to prospective purchasers included Total Fee Revenue ($149 million) and Adjusted EBITDA ($113 million) (the projections provided to prospective purchasers did not contain a comparable line item to the EBITDA and Unlevered Free Cash Flow line items set forth in the table above). The immaterial difference between such projections provided to potential purchasers as compared to the Projections set forth in the table above are a result of refinements to the projections made by our management in early 2018 to reflect updated estimates regarding the timing by which a number of the Company’s owned hotels would be back to operating fully following the hurricanes in 2017 (as compared to the previous estimates, which were reflected in the results announced in the Company’s press release on November 1, 2017).

FORWARD LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, separation and spin-off, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the spin-off and merger; future financial and operating results of CorePoint Lodging Inc. (“CorePoint”) and La Quinta Holdings Inc. (“La Quinta”); the ability of La Quinta, CorePoint and Wyndham Worldwide Corporation (“Wyndham”) to complete the contemplated financing transactions and reorganizations in connection with the merger and the spin-off; La Quinta’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger and the spin-off by our stockholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of CorePoint following the consummation of the transactions; the stock price of La Quinta prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger and the spin-off. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this communication. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this communication, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this communication, such statements or disclosures will be deemed to modify or supersede such statements in this communication.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of La Quinta by Wyndham. In connection with this proposed acquisition, La Quinta may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document La Quinta has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF LA QUINTA ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement has been mailed to stockholders of La Quinta. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by La Quinta through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by La Quinta will be available free of charge on La Quinta’s internet website at www.lq.com or upon written request to: Secretary, La Quinta Holdings Inc., 909 Hidden Ridge, Suite 600, Irving, TX 75038, or by telephone at (214) 492-6600.

Participants in Solicitation

La Quinta, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the proxy statement filed with the SEC on March 20, 2018. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of La Quinta in connection with the proposed merger is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 1, 2018, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 7, 2017, and its Current Reports on Form 8-K, which were filed with the SEC on March 9, 2018 and March 27, 2018.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC.

La Quinta Holdings Inc.

909 Hidden Ridge, Suite 600

Irving, Texas 75038

Tel. 214-492-6600

www.lq.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA QUINTA HOLDINGS INC.
(Registrant)

By:	/s/ Mark M. Chloupek
Name: Mark M. Chloupek
Title: Executive Vice President and General Counsel

Date: April 17, 2018